SEMI-ANNUAL REPORT

                                                                 May 31, 1997

KeyChoice
Funds

Income & Growth Fund

Moderate Growth Fund

Growth Fund

(logo)
KeyFunds

Key Asset Management Inc. (KAM), a subsidiary of KeyCorp, is the investment adviser to Key Mutual Funds, which consists of several different portfolios, three of which are included in this semi-annual report. Key Mutual
Funds are sponsored and distributed by BISYS Fund Services, which is not affiliated with KeyCorp or its subsidiaries. KAM receives a fee for its services from The Key Mutual Funds.

Shares of the Funds are not deposits or other obligations of, or guaranteed or endorsed by Key Asset Management Inc., any KeyCorp bank, or their affiliates. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. An investment in mutual fund shares is subject to investment risks, including the possible loss of the principal amount invested.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' objectives and policies, experience of its management, marketability of shares and other information.

(logo)
KeyFunds

                                                        KEYCHOICE FUNDS
                                             Letter to Our Shareholders

Dear Shareholders,

We are pleased to present the first semiannual report of the KeyChoice Funds for the period ended May 31, 1997.

As an investor in the KeyChoice funds you have demonstrated your commitment to a disciplined investment process and long-term planning to help meet your investment goals. It is well worth reiterating some of the benefits of lifestyle investing to reinforce this commitment. Thus the KeyChoice Funds:

  Provide investors with three simple, yet powerful customized asset allocation portfolios designed to support a specified investment objective and maintain consistency between the level of investment risk and return expectations.

  Extend the benefits of mutual fund investing further by simplifying the asset allocation process, a key determinant of investment returns, for investors.

  Provide investment exposure to a select mix of funds managed by both Key Asset Management Inc. and other well recognized advisers.

  Provide multiple levels of diversification to reduce risk--across asset classes, within asset classes and across investment styles.

  Rebalance periodically to ensures that each KeyChoice portfolio adheres to its strategy, regardless of changes in the market.

  Help retirement plan sponsors improve employee plan participation levels and promote proper asset allocation of employee retirement assets.

We welcome your suggestions, thoughts and comments.

Sincerely,

/s/ Leigh A. Wilson
Leigh A. Wilson, President
June 15, 1997

For more information regarding the KeyChoice Funds, including charges and expenses, request a prospectus by calling 1-800-KEY-FUND. Read the prospectus carefully before investing or sending money.

Investment
    Review and
       Economic
           Outlook

The stock market has enjoyed a spectacular rise since early April of this year, thanks to near-perfect conditions for financial assets. Economic growth has been satisfactory, fueling healthy job creation and driving unemployment to its lowest level since the early 1970s. Household incomes have risen and consumer confidence has soared. Most encouraging to investors, inflation has remained well-behaved, exhibiting none of the signs of acceleration typical of such robust economic conditions.

This idealized version of capitalism just didn't happen overnight.
It represents the confluence of hundreds (if not thousands) of minor variables that have been tweaked by various shifts in policy, management techniques and consumer attitudes over the years. This fine tuning has been helped enormously by the great strides made in technology and computing, which has allowed the various key players to gather and analyze mountains of data about their respective fiefdoms, whether they be executives of small companies struggling to break into the big leagues, or the Chairman of the Federal Reserve steering the monetary policy of the entire country.

Technology has also had a big role in keeping inflation at bay, even as the economy has expanded beyond the point where historically pricing pressures have become noticeable. Most obviously, it has helped improve productivity, but the impact of technology goes beyond machines that can make three widgets in the time it used to take to make one. Combined with profit-driven managements who are willing to do anything and lay off anyone to enhance their companies' bottom lines, technology has influenced the attitude of workers, many of whom fear that their job could be sacrificed at the altar of technology-driven margin-enhancing change. Fed Chairman Alan Greenspan has referred to this as one of the primary factors explaining the history-defying low level of inflation in the face of declining unemployment.

Though unemployment is now just 5%, and some companies are having to pay up for talent to fill specific positions, there seems to be little in the way of systematic wage pressure, and most companies are not experiencing much trouble filling positions as they open up. Capacity utilization is stuck at around 83%-84%, a little below the 85% level at which point things have historically gotten sticky. Part of the reason is that companies have been using some of their excess cash flow to build new plants, as well as to modernize old ones by installing new technology.

With so many people working, income growth has been OK and confidence has been improving, which has helped keep consumption rising, even though it would be hard to argue that there is any "pent-up" demand left anywhere for anything. Production has also been up in order to meet consumer demand, and while there was an abundance of inventory-building in the first quarter (which added considerably to the almost unbelievable 5.9% real growth posted in that period), inventories are far from out of hand (thank technology again for giving managers the tools to perfect just-in-time techniques that have squeezed inventory-to-sales ratios down to record low levels). Stir in a strong dollar and favorably priced oil, and the low inflation story is just about complete. In econo-speak, this has been a virtuous cycle, one that has managed to avoid the problems and excesses of past periods of prosperity.

Examining corporate performance, one finds margins having risen to mid-1960s levels, thanks once again to the cost-cutting efforts of management across nearly the entire business spectrum. This has helped fuel spectacular growth in earnings over the past five years, the likes of which we've never seen before. Moreover, thanks to low inflation, the "quality" of those earnings is better than it was a few years ago. The shifting emphasis in our economy away from heavy industry towards service and high technology may have permanently raised the overall profitability of corporate America, since the latter have traditionally enjoyed higher margins than the former.

This is especially true in the S&P 500; reviewing the substitutions that have been made over the past several years reveals that the newcomers have tended to be higher margin, higher growth companies than the firms they've replaced, which introduces an upward bias in the composite's valuation statistics. All of the merger activity that has taken place over the years has also helped on the margin front, since such deals tend to lead to reductions in redundant overhead and thus greater profits to the combined entity when compared with the sum of the two independent parts. History tells us that investors are willing to pay a higher multiple for companies whose earnings are of higher quality and derive from higher margins, so the expansion of margins is seen as a doubly good thing.

The market's condition has been enhanced by a number of additional macro/political/economic factors. Perhaps the most important of these is the noteworthy reduction in the Federal budget deficit, which is now estimated to be in the range of $60 to $75 billion and sinking fast. Smaller deficits mean the government is issuing fewer bonds to finance those deficits, and a smaller supply is a good thing in the eyes of the bond market. One more thing worth noting: excluding interest payments on debt already outstanding, the Federal government is operating at a record surplus already. Many bond investors simply reinvest their interest payments in the purchase of more bonds, so that source of demand for bonds is unlikely to go away anytime soon.

Speaking of demand, foreign demand for US Treasury securities is also on the rise. The apparent disarray in the European Community as per its attempts to create a unified currency has likely led some offshore investors to seek the relative safety and stability of the US, where the political scene is calm and the economy is doing well. Once again, greater demand, even if it proves temporary, meeting headlong with decelerating growth in supply is the ideal setting for lower long-term rates, and the bond market has indeed been very strong over the past couple of months.

The bond market has not been the sole arena to host a surge in demand. Following a brief lull, cash flows heading into equity mutual funds have jumped once again in recent weeks, as investors have feared that they may be missing one of the last great bull markets of their lives. Corporations have also been active buyers of their own shares, utilizing some of their abundant free cash (courtesy of those wide margins referred to above). The recent pick-up in merger and acquisition activity completes the demand trifecta, as both strategic and financial buyers have apparently had money burning holes in their pockets.

Another plus for the stock market in recent weeks was the news of a proposed cut in the capital gains tax rate, first announced in early May. Although it raised the specter of a wave of selling by investors eager to cash in some of their massive unrealized capital gains, such selling has yet to materialize. Perhaps investors have read their history books and have realized that stocks have tended to do well in the couple of years after such tax cuts in the past, or perhaps investors are reluctant to pay any taxes, even at the lower rate.
In any case, news of the cut has reinforced the increasingly compelling case for smaller stocks, which have tended to be the best performers of all following past reductions in the capital gains tax rate.*

With so much in its favor, we probably should not be surprised by the market's surge. However, we are concerned that in their euphoria, investors have overlooked valuation as they have poured ever more money into stocks. By every measure we employ, equities are trading at or near record high levels. While valuation by itself rarely causes stocks to decline, and the longer term prospects for stocks remain bright, such high prices leave little room for negative surprises, and foster heightened volatility in the short run (witness the nervous reaction of the stock market to comments by the Japanese prime Minister). In such times, investors are wise to exercise extra care when constructing their portfolios, and to remember that though past performance is no indication of future results, diversification has historically proven to be one of the best ways to preserve capital and to reduce risk.

/s/ Charlie Crane

Charlie Crane
Chief Market Strategist
Key Asset Management Inc.
June 25, 1997

*Past performance is no guarantee of future results.

Note: The views expressed in the Investment Review and Economic Outlook are through June 25, 1997 and are subject to change at any time based on market, economic and other conditions.


                                                                                     May 31, 1997 (Unaudited)

KEYCHOICE GROWTH FUND

Statement of Investments


SECURITY                                                            SHARES OR                        VALUE
DESCRIPTION                                                         PRINCIPAL AMOUNT


MUTUAL FUNDS (99.7%):

Equity Funds (79.3%):
  Victory Value Fund                                                3,787                            $ 60,057
  Victory Diversified Stock Fund                                    3,641                              60,081
  Victory Growth Fund                                                 254                               4,298
  Victory Special Value Fund                                        2,552                              38,941
  PBHG Growth Fund                                                  1,269                              30,152
  Neuberger & Berman Genesis Fund                                   2,937                              39,244
  Victory Special Growth Fund                                       1,638                              22,078
  Victory International Growth Fund                                 6,497                              88,159
                                                                                                      343,010
Fixed Income/Bond Funds (14.9%):
  SBSF Convertible Securities Fund                                  1,603                              21,492
  Victory Investment Quality Bond Fund                              4,515                              42,807
                                                                                                       64,299
Money Market Funds (5.5%):
  Victory Financial Reserves Fund                                  23,670                              23,670

Total Investments
  (cost $406,761)<F1>                                                99.7%                            430,979
Other assets less liabilities                                         0.3%                              1,363

TOTAL                                                               100.0%                           $432,342


<F1> Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:
     Unrealized appreciation          $24,508
     Unrealized depreciation             (290)

     Net unrealized appreciation      $24,218


See accompanying Notes to Financial Statements


                                                                                     May 31, 1997 (Unaudited)

KEYCHOICE MODERATE GROWTH FUND

Statement of Investments


SECURITY                                                            SHARES OR
DESCRIPTION                                                         PRINCIPAL AMOUNT                 VALUE


MUTUAL FUNDS (100.0%):
Equity Funds (59.4%):
  Victory Value Fund                                                22,395                           $  355,181
  Victory Diversified Stock Fund                                    17,621                              290,752
  Victory Growth Fund                                                3,819                               64,540
  Victory Special Value Fund                                        12,907                              196,960
  PBHG Growth Fund                                                   6,855                              162,866
  Neuberger & Berman Genesis Fund                                   17,269                              230,716
  Victory Special Growth Fund                                        9,901                              133,471
  Victory International Growth Fund                                 34,692                              470,768

                                                                                                      1,905,254

Fixed Income/Bond Funds (35.7%):
  SBSF Convertible Securities Fund                                  11,969                              160,503
  Loomis Sayles Bond Fund                                           10,129                              127,118
  Victory Investment Quality Bond Fund                              56,995                              540,313
  Victory Intermediate Income Fund                                  20,200                              190,287
  Victory Fund for Income                                           13,126                              126,933

                                                                                                      1,145,154

Money Market Funds (4.9%):
  Victory Financial Reserves Fund                                  157,002                              157,002

Total Investments
  (cost $3,082,205)<F1>                                              100.0%                           3,207,410
Other assets less liabilities                                          0.0%                                 873

TOTAL                                                                100.0%                          $3,208,283


<F1> Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:
     Unrealized appreciation          $128,692
     Unrealized depreciation            (3,487)

     Net unrealized appreciation      $125,205


See accompanying Notes to Financial Statements


                                                                                     May 31, 1997 (Unaudited)

KEYCHOICE INCOME & GROWTH FUND

Statement of Investments


SECURITY                                                            SHARES OR                        VALUE
DESCRIPTION                                                         PRINCIPAL AMOUNT


MUTUAL FUNDS (99.6%):
Equity Funds (34.0%):
  Victory Value Fund                                                1,480                            $ 23,472
  Victory Diversified Stock Fund                                    1,656                              27,330
  Victory Growth Fund                                                 231                               3,902
  Victory Special Value Fund                                          781                              11,922
  PBHG Growth Fund                                                    497                              11,817
  Neuberger & Berman Genesis Fund                                   1,194                              15,945
  Victory Special Growth Fund                                         600                               8,087
  Victory International Growth Fund                                 2,243                              30,434
                                                                                                      132,909
Fixed Income/Bond Funds (60.6%):
  SBSF Convertible Securities Fund                                  2,893                              38,795
  Loomis Sayles Bond Fund                                           2,791                              35,032
  Victory Investment Quality Bond Fund                              9,444                              89,533
  Victory Intermediate Income Fund                                  4,537                              42,740
  Victory Fund for Income                                           3,216                              31,096
                                                                                                      237,196
Money Market Funds (5.0%):
  Victory Financial Reserves Fund                                  19,553                              19,553

Total Investments
  (cost $379,935)<F1>                                                99.6%                            389,658
Other assets less liabilities                                         0.4%                              1,371

TOTAL                                                               100.0%                           $391,029


<F1> Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:
     Unrealized appreciation          $10,320
     Unrealized depreciation             (597)

     Net unrealized appreciation       $ 9,723


See accompanying Notes to Financial Statements


                                                                                                  May 31, 1997 (Unaudited)

KEYCHOICE FUNDS

Statements of Assets and Liabilities


                                                                                           Key Choice          Key Choice
                                                                      Key Choice           Moderate            Income &
                                                                      Growth Fund          Growth Fund         Growth Fund

ASSETS:
  Investments, at value (cost $406,761, $3,082,205, & $379,935)       $430,979             $3,207,410          $389,658
  Dividend and interest receivable                                          93                    640                87
  Deferred organization costs                                           47,035                 47,035            47,035
  Prepaid expenses and other assets                                      3,402                  2,365             3,416

       Total Assets                                                    481,509              3,257,450           440,196

LIABILITIES:
  Payable for organization costs                                        49,167                 49,167            49,167
  Accrued expenses and other liabilities:
    Investment advisory fees                                               --                      --                --
    Administration fees                                                    --                      --                --
    Custodian, accounting and transfer agent fees                          --                      --                --

       Total Liabilities                                                49,167                 49,167            49,167

  NET ASSETS--Applicable for 40,405, 304,759 and 37,809 shares, respectively, of common stock outstanding (1 billion
              shares per fund authorized))                            $432,342             $3,208,283          $391,029

NET ASSETS:
Paid in Capital                                                        401,844              3,061,570           377,313
Undistributed net investment income                                        532                 13,600             1,791
Net unrealized appreciation on investments                              24,218                125,205             9,723
Accumulated undistributed net realized gains
  from investment transactions                                           5,748                  7,908             2,202

NET ASSETS                                                            $432,342             $3,208,283          $391,029
NET ASSET VALUE--OFFERING AND REDEMPTION PRICE PER SHARE                $10.70                 $10.53            $10.34


See accompanying Notes to Financial Statements


                                                                         For the Period Ended May 31, 1997<F1> (Unaudited)

KEYCHOICE FUNDS

Statements of Operations


                                                                                           Key Choice          Key Choice
                                                                     Key Choice            Moderate            Income &
                                                                     Growth Fund           Growth Fund         Growth Fund

Investment Income:
  Dividend income                                                    $   851               $ 20,771            $ 3,651
  Interest income                                                        267                  2,256                335
       Total Income                                                    1,118                 23,027              3,986

Expenses:
  Investment advisory fees                                               177                  1,513                209
  Administration fees                                                  2,271                  2,288              2,273
  Accounting fees                                                     13,511                 13,511             13,755
  Custodian fees                                                       2,340                  2,340              2,400
  Legal and audit fees                                                 1,926                  2,686              1,980
  Organization costs                                                   2,965                  2,965              2,965
  Trustees' fees and expenses                                              0                     91                  1
  Transfer agent fees                                                  2,483                  2,483              2,483
  Registration and filing fees                                         6,625                  7,281              6,783
  Other expenses                                                          49                    921                 82
       Total expenses before expense reimbursements                   32,347                 36,079             32,931
       Less: Expense waivers and reimbursements                      (32,171)               (34,565)           (32,723)

       Net Expenses                                                      176                  1,514                208

NET INVESTMENT INCOME                                                    942                 21,513              3,778

REALIZED GAINS FROM INVESTMENTS:
  Net realized gains from investment transactions                      5,748                  7,908              2,202
  Net change in unrealized appreciation on investments                24,218                125,205              9,723
        Net realized/unrealized gains on investments                  29,966                133,113             11,925

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                       $30,908               $154,626            $15,703


<F1> For the period December 31, 1996 (commencement of operations) through
May 31, 1997.


See accompanying Notes to Financial Statements


                                                                         For the Period Ended May 31, 1997<F1> (Unaudited)

KEYCHOICE FUNDS

Statements of Changes in Net Assets


                                                                                           Key Choice          Key Choice
                                                                      Key Choice           Moderate            Income &
                                                                      Growth Fund          Growth Fund         Growth Fund

From Investment Activities:

Operations:
  Net investment income                                               $    942             $   21,513          $  3,778
  Net realized gains from investment transactions                        5,748                  7,908             2,202
  Net change in unrealized appreciation from investments                24,218                125,205             9,723

Change in net assets resulting from operations                          30,908                154,626            15,703

Dividends to Shareholders:
  From net investment income                                              (410)                (7,913)           (1,987)

Capital Stock Transactions:
  Proceeds from shares issued                                          414,762              3,572,865           377,339
  Dividends reinvested                                                     410                  7,079             1,986
  Cost of shares redeemed                                              (13,328)              (518,374)           (2,012)

Change in net assets from capital stock transactions                   401,844              3,061,570           377,313

Change in net assets                                                   432,342              3,208,283           391,029

Net Assets:
  Beginning of period                                                       --                     --                --
  End of period                                                       $432,342             $3,208,283          $391,029

Share Transactions:
  Issued                                                                41,631                354,415            37,808
  Reinvested                                                                41                    702               199
  Redeemed                                                              (1,268)               (50,359)             (199)

Change in shares                                                        40,404                304,758            37,808


<F1> For the period December 31, 1996 (commencement of operations) through
May 31, 1997.


See accompanying Notes to Financial Statements


                                                                                                               (Unaudited)

KEYCHOICE FUNDS

Financial Highlights


                                                                                           Key Choice          Key Choice
                                                                      Key Choice           Moderate            Income &
                                                                      Growth Fund<F2>      Growth Fund<F2>     Growth Fund<F2>

                                                                      Period Ended         Period Ended        Period Ended
                                                                      May 31, 1997         May 31, 1997        May 31, 1997

Net Asset Value, Beginning of Period                                  $  10.00             $  10.00            $  10.00

Investment Activities
  Net investment income                                                   0.05                 0.09                0.14
  Net realized and unrealized gains from investment transactions          0.69                 0.48                0.29

       Total from Investment Activities                                   0.74                 0.57                0.43

  Distributions
    Net investment income                                                (0.04)               (0.04)              (0.09)

Net Asset Value, End of Period                                        $  10.70             $  10.53            $  10.34

Total Return                                                              7.40%<F3>            5.75%<F3>           4.33%<F3>

Ratios/Supplemental Data:
  Net Assets, End of Period (000)                                     $    432             $  3,208            $    391
  Ratio of expenses to average net assets                                 0.20%<F4>            0.20%<F4>           0.20%<F4>
  Ratio of net investment income to average net assets                    1.05%<F4>            2.81%<F4>           3.58%<F4>
  Ratio of expenses to average net assets<F1>                            36.04%<F4>            4.71%<F4>          31.17%<F4>
  Ratio of net investment income to average net assets<F1>             (-34.79%)<F4>         (-1.71%)<F4>       (-27.40%)<F4>
  Portfolio Turnover                                                     63.27%               64.13%              44.96%
  Average Commission Rate per share                                         --                   --                  --


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> For the period December 31, 1996 (commencement of operations) through
May 31, 1997.

<F3> Not annualized.

<F4> Annualized.


See accompanying Notes to Financial Statements

(Unaudited)

KEYCHOICE FUNDS

Notes to Financial Statements

Note 1

Organization:

The KeyFunds (collectively, the "Company") were organized on May 26,
1983, and are registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment company established as a Maryland Corporation. The Company, incorporated under the name
SBSF Funds, Inc., is currently doing business under the name "Key
Mutual Funds." The Company has 25 billion authorized shares of $.01 par value capital stock. The Company presently offers shares of the Key Stock Index Fund, SBSF Fund, SBSF Convertible Securities Fund,
SBSF Capital Growth Fund, Key Money Market Mutual Fund, KeyChoice
Growth Fund, KeyChoice Moderate Growth Fund, and KeyChoice Income
& Growth Fund. The accompanying financial statements refer only to the KeyChoice Growth Fund, KeyChoice Moderate Growth Fund and KeyChoice Income and Growth Fund (collectively, the "KeyChoice Funds"). The
KeyChoice Funds commenced operations on December 31, 1996.

The investment objective of the KeyChoice Growth Fund is to seek to provide growth of capital by allocating its assets primarily among registered investment companies that invest in equity securities.
The investment objective of the KeyChoice Moderate Growth Fund is to seek to provide growth of capital combined with a moderate level of current income by allocating its assets primarily among registered investment companies that invest in equity securities and, to a lesser extent, fixed income securities. The investment objective of the KeyChoice Income and Growth Fund is to seek to provide current income combined with moderate growth of capital by allocating its assets primarily among registered investment companies that invest in fixed income securities and, to a lesser extent, equity securities.

Note 2

Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the KeyChoice Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Investments in registered investment companies are valued at the closing net asset value per share on the day of valuation. Short-term investments with maturities of sixty days or less are valued at amortized cost, which approximates market value.

Securities Transactions and Related Income:

Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by using the specific identification method.

Repurchase Agreements:

The Funds may acquire repurchase agreements from financial institutions such as banks and broker-dealers which the KeyChoice Fund's investment adviser deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the KeyChoice Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities.
The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the KeyChoice Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferrals of certain losses. Permanent book and tax basis differences are reflected in the components of net assets.

Federal Income Taxes:

It is the policy of the KeyChoice Funds to continue to qualify as regulated investment companies by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Organizational Expense:

Costs incurred in connection with the organization of the KeyChoice Funds are being amortized on a straight-line basis over a period not to exceed sixty months from the date the Funds commenced operations.

Other:

Expenses that are directly related to the KeyChoice Funds are charged directly to those Funds. Other operating expenses of the KeyChoice Funds are prorated to each KeyChoice Fund on the basis of relative net assets or other appropriate basis.

Note 3

Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended May 31, 1997 were as follows (amounts in thousands):



                                       Purchases               Sales

  KeyChoice Growth Fund                $  609                  $  135
  KeyChoice Moderate Growth Fund        4,504                   1,285
  KeyChoice Income and Growth Fund        675                     114


Note 4

Investment Advisory and Administration Fees and Transactions with
Affiliates

(a) Investment Advisory, Custodian and Administration Fees

The investment adviser to the KeyChoice Funds is Key Asset Management
Inc. ("KAM" or the "Adviser"), a New York corporation that is registered as an investment adviser with the SEC. The Adviser is a wholly owned subsidiary of KeyBank National Association, which is a wholly owned subsidiary of KeyCorp. On February 28, 1997, KAM became the surviving corporation after the reorganization of the following four indirect investment adviser subsidiaries of KeyCorp: Spears, Benzak, Salomon
& Farrell, Inc. ("SBSF"), KeyCorp Mutual Fund Advisers, Inc., Society Asset Management, Inc., and Applied Technology Investments, Inc. Pursuant to the terms of the reorganization, the subsidiaries identified above were merged into SBSF and SBSF then changed its name to Key Asset Management Inc. Under the terms of the investment advisory agreements, the Adviser is entitled to receive fees equal to 0.20% of each of the KeyChoice Funds average daily net assets. KeyTrust Company of Ohio, N.A., an affiliate of the adviser, serves as custodian for all of the KeyChoice Funds, and receives reimbursement of actual out-of-pocket expenses incurred.

BISYS Fund Services (the "Administrator"), an indirect, wholly-owned subsidiary of The BISYS Group, Inc. ("BISYS") serves as the administrator and distributor of the KeyChoice Funds. Certain officers of the KeyChoice Funds are affiliated with BISYS. Such officers receive no direct payments or fees from the KeyChoice Funds for serving as officers of the KeyChoice Funds.

Under the terms of the administration agreement, the Administrator's fee is computed at the annual rate of 0.01% of the average daily net assets of each of the KeyChoice Funds with a minimum of $12,000 per fund per year. BISYS Fund Services, Ohio Inc., an affiliate of BISYS, serves the KeyChoice Funds as Mutual Fund Accountant. Under the terms of the Fund Accounting Agreement, the fee is based on a percentage of average daily net assets with a minimum monthly fee of $1,666.66 per fund.

Fees may be voluntarily reduced to assist the KeyChoice Funds in maintaining competitive expense ratios.

Additional information regarding related party transactions is as follows for the period ended May 31, 1997:



                                                       Investment
                                                       Advisory Fees             Expenses
                                                       Voluntarily               Reimbursed
                                                       Reduced                   by Distributor

  KeyChoice Growth                                     $ 90                      $32,081
  KeyChoice Moderate Growth                            $765                      $33,800
  KeyChoice Income and Growth                          $106                      $32,617

(b) Directors' Fees

Fees of $7,500 per annum, and $750 per meeting, are paid to each director of the Company.

(c) Distribution Plan and Shareholder Servicing Plan

Pursuant to a plan adopted under 12b-1 under the Act, the Fund is permitted to make distribution payments to the extent that any portion of fees paid under a Shareholder Servicing Plan (described below) are subsequently deemed to be for services primarily intended to result in the sale of Fund shares.

The Company currently has a Shareholder Servicing Plan under which the Fund may pay fees of up to an annual rate of 0.25% of their average daily net assets for fees incurred in connection with personal service and the maintenance of accounts holding shares of the Fund. Such agreements may be entered into between the Company, on behalf of the Fund, and various shareholder servicing agents including the Distributor and affiliates of KeyCorp and the Adviser.

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(logo)

KeyFunds

1-800-KEYFUND

2 KF/KCHS-SEM (5/97)

